UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	(X)
Filed by a Party other than the Registrant	( )

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(X)	Preliminary Proxy Statement
( )	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
( )	Definitive Proxy Statement
( )	Definitive Additional Materials
( )	Soliciting Material Pursuant to Rule 14a-12

The Marsico Investment Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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( )	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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THE MARSICO INVESTMENT FUND

Important News

 Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund
Marsico Flexible Capital Fund
Marsico Global Fund
(the “Funds”)

P.O. Box 3210
Milwaukee, WI 53201-3210
888-860-8686

AUGUST 2007

For Shareholders of The Marsico Funds

     While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some changes affecting the Funds that will require a shareholder vote.

QUESTIONS & ANSWERS

Q.	What Is Happening?

A.

On June 14, 2007, Thomas F. Marsico, the founder and Chief Executive Officer of Marsico Capital Management, LLC (“MCM”), the investment adviser to The Marsico Investment Fund (the “Trust”), and a company controlled by Mr. Marsico, entered into a definitive agreement with Bank of America Corporation (“BofA”) (the “Purchase Agreement”) to buy back ownership of MCM from a BofA subsidiary. As you may know, MCM has been a wholly-owned, indirect subsidiary of BofA since 2001. This transaction under which MCM will be repurchased from BofA (the “Transaction”) is expected to close during the fourth quarter of 2007, subject to customary conditions including client approvals and consents.

THE TRANSACTION WILL NOT CHANGE IN ANY SIGNIFICANT WAY MCM’S PORTFOLIO MANAGEMENT TEAM, OTHER PERSONNEL, INVESTMENT PROCESSES, DAY-TO-DAY OPERATIONS, OR THE SERVICES THAT MCM PROVIDES TO THE TRUST AND EACH SERIES NAMED ABOVE (EACH A “FUND” AND, COLLECTIVELY, THE “FUNDS”). Thomas F. Marsico will continue to serve as Chief Executive Officer and Chief Investment Officer of MCM and as President and Chief Executive Officer of the Trust, and Mr. Marsico and the other current portfolio managers of the Funds will continue to manage the Funds.

However, the Transaction will result in a change of control of MCM under the federal securities laws. As a result, the current investment advisory and management agreements between each Fund and MCM will automatically terminate upon consummation of the Transaction.

In order for MCM to continue to serve as investment adviser of each Fund after the Transaction is completed, it is necessary for each Fund’s shareholders to approve a new investment advisory and management agreement with MCM. THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS THAT YOU ARE BEING ASKED TO APPROVE ARE IDENTICAL IN ALL MATERIAL RESPECTS TO THE CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS APPLICABLE TO EACH FUND. The following pages give you additional information on MCM, the Transaction, the proposed new investment advisory and management agreement for each Fund, and the manner in which the Transaction will affect you as a shareholder. The approval of the new investment advisory and management agreement for each Fund is an important matter to be voted upon by you.

THE FUNDS’ BOARD OF TRUSTEES, INCLUDING THOSE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS OR MCM, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

Q.	Are each Fund’s Shareholders approving the same investment advisory and management agreements?

A.

Each of the Funds has a separate investment advisory and management agreement with MCM. The new agreements are the same in all material respects as the agreements currently in place between each Fund and MCM. Shareholders of each Fund are only required to approve the agreement that affects their Fund. If you own shares in more than one Fund, you will be asked to approve the agreement for each Fund in which you own shares.

Q.	How will the transaction affect me as a Fund shareholder?

A.

Assuming shareholders approve each Fund’s new investment advisory and management agreement, THE TRANSACTION WILL NOT RESULT IN ANY CHANGES TO THE WAY IN WHICH YOUR FUND IS MANAGED. THE TRANSACTION WILL NOT CAUSE ANY CHANGES TO THE FUNDS’ INVESTMENT POLICIES AND GOALS. THE TRANSACTION WILL ALSO NOT AFFECT YOUR SHAREHOLDINGS, AND YOU WILL CONTINUE TO OWN THE SAME NUMBER OF SHARES IN THE SAME FUND OR FUNDS AS YOU DO NOW. THE TERMS OF THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS ARE THE SAME IN ALL MATERIAL RESPECTS AS THE CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS. THE INVESTMENT MANAGEMENT FEE PAYABLE IN EACH INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BY EACH FUND TO MCM WILL NOT CHANGE. IN ADDITION, THE TRANSACTION WILL NOT RESULT IN A CHANGE OF MCM’S PERSONNEL, INCLUDING ITS PORTFOLIO MANAGEMENT TEAM. THOMAS F. MARSICO WILL CONTINUE TO SERVE AS CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER OF MCM AND AS PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE FUNDS. MR. MARSICO AND THE OTHER CURRENT PORTFOLIO MANAGERS OF THE FUNDS WILL CONTINUE TO MANAGE THE FUNDS. THE TRANSACTION ALSO WILL NOT AFFECT THE DAY-TO-DAY OPERATIONS OF MCM OR THE INVESTMENT PROCESS IT USES IN MANAGING THE FUNDS.

Similarly, the Transaction will not affect the Funds’ contractual relationships with their other service providers, including the Funds’ distributor, transfer agent, and custodian. Thus, you should continue to receive the same high level of service that you have come to expect as a Fund shareholder.

Q.	Why has the Management of MCM decided to enter into the Transaction?

A.

Mr. Marsico’s reasons for undertaking the Transaction stem primarily from MCM’s successful growth, and Mr. Marsico’s desire to preserve MCM’s autonomy and to compensate its employees effectively. When MCM was organized in 1997, affiliation with a large, well-established organization like BofA presented potential advantages such as widespread brand recognition and enhanced opportunities to make MCM’s services available to a broader cross-section of the public. For these reasons, soon after its founding, MCM entered into various relationships with BofA, one of the largest banking enterprises in the United States, which are still ongoing.

Since that time, MCM has thrived, grown substantially, and developed a reputation and brand name of its own, together with broad management depth and experience. In light of this growth and success, Mr. Marsico and MCM now believe that it will be advantageous for MCM to operate as a fully autonomous firm going forward, and that this will provide increased benefits to MCM, its employees, and its clients, including the Funds. As an autonomous firm, MCM’s management will continue to exercise full control over all investment and operational decisions as well as decisions relating to MCM’s further measured growth. In addition, MCM will continue to attract and retain talented employees with competitive compensation arrangements, and will have the ability to offer to MCM's employees equity interests in the company that will own MCM. At the same time, MCM plans to retain significant existing business relationships with its former parent company.

Q.	Will the investment management fees for the Funds be the same following the Transaction?

A.	Yes. The Transaction will not affect the investment management fees payable by your Fund.

Q.	How do the Board members of my Fund recommend that I vote?

A.

After careful consideration, the Funds’ Board of Trustees, including those Trustees who are not interested persons of the Funds or MCM, unanimously recommends that you vote in favor of the Proposal on the enclosed proxy card.

Q.	Will the Funds pay the proxy solicitation costs and the legal costs to the Funds associated with obtaining approval of the Transaction on behalf of the Funds?

A.	No, MCM will bear these costs.

THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund
Marsico Flexible Capital Fund
Marsico Global Fund
(the “Funds”)

P.O. Box 3210
Milwaukee, WI 53201-3210
888-860-8686

Dear Shareholder:

     On behalf of the Board of Trustees of The Marsico Investment Fund (the “Trust”) and each of its series named above (each a “Fund” and, collectively, the “Funds”), I invite you to a special meeting of shareholders of the Funds to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007, at ___ a.m. Mountain Time. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this document as the “Special Meeting.”

     The purpose of the Special Meeting is to ask shareholders to vote on the approval of a new Investment Advisory and Management Agreement for each of the Funds. As explained in the preceding “Questions & Answers” statement, Thomas F. Marsico and a company controlled by Mr. Marsico entered into an agreement with Bank of America Corporation (“BofA”) to acquire BofA’s 100% ownership interest in Marsico Capital Management, LLC (“MCM”) (the “Transaction”). As result of this Transaction, it is necessary for the Funds to approve new Investment Advisory and Management Agreements with MCM (the “New Investment Advisory and Management Agreements”).

     The following important facts about the Transaction are outlined below and apply to each of the Funds:

  The New Investment Advisory and Management Agreements that you are being asked to approve are identical in all material respects to the Funds’ current Investment Advisory and Management Agreements with MCM (the “Current Investment Advisory and Management Agreements”).

  The advisory fees payable by the Funds will not increase as a result of the Transaction.

  The Transaction will not change in any significant way MCM’s portfolio management team, other personnel, investment processes, day-to-day operations, or the services that MCM provides to its clients, including the Funds. Thomas F. Marsico will continue to serve as Chief Executive Officer and Chief Investment Officer of MCM and as President and Chief Executive Officer of the Funds. Mr. Marsico and the other current portfolio managers of the Funds will continue to manage the Funds.

  The Transaction will have no effect on the number of shares you own or the value of those shares.

  The investment goals of the Funds will remain the same.

  The Funds’ contractual relationships with their other service providers, including the Funds’ distributor, transfer agent, and custodian, will not be affected.

     We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible. Please note that shareholders of each Fund vote separately.

     Detailed information about the proposal is contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on October 12, 2007. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE TO MAKE YOUR DECISION AND TO VOTE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope, or if you prefer, you may instead vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call toll-free 1-888-221-0697.	(2) Go to the website listed on your Proxy Card.

(3) Follow the simple recorded instructions.	(3) Follow the simple instructions at the website.

     If we do not receive your executed proxy after a reasonable amount of time you may receive a telephone call from Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, reminding you to vote your shares.

     PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE FUNDS AND MCM THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

     NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

     If you have any questions after considering the enclosed materials, please call the Marsico Funds toll-free at 888-860-8686.

Sincerely,

/s/ Thomas F. Marsico
Thomas F. Marsico
President and Chief Executive Officer
The Marsico Investment Fund

THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund
Marsico Flexible Capital Fund
Marsico Global Fund
(the “Funds”)

P.O. Box 3210
Milwaukee, WI 53201-3210
888-860-8686

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 12, 2007

To The Shareholders:

     The Marsico Investment Fund (the “Trust”) and each of its series named above (each a “Fund” and collectively the “Funds”) will hold a special meeting of shareholders at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado 80202 on October 12, 2007 at ____ a.m., Mountain Time. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this notice as the “Special Meeting.” The Special Meeting will be held for the following purposes:

(1)	The shareholders of each Fund will be asked separately to approve a New Investment Advisory and Management Agreement between The Marsico Investment Fund, relating to their Fund, and Marsico Capital Management, LLC (“MCM”);

(2)	In addition, shareholders will be asked to transact such other business as may properly come before the Special Meeting of Shareholders (including any adjournments or postponements thereof).

      You are entitled to vote at the Special Meeting (including any adjournment(s) or postponement(s) thereof) if you owned shares of any Fund listed above at the close of business on July 26, 2007 (the “Record Date”).

     Whether or not you plan to attend the Special Meeting in person, please vote your shares. You may vote by mail, or if you prefer you may instead vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.

(2) Call toll-free 1-888-221-0697.	(2) Go to the website listed on your Proxy Card.

(3) Follow the simple recorded instructions.	(3) Follow the simple instructions at the website.

     Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

     PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees

/s/	Mary L. Watson
Mary L. Watson
Vice President and Secretary
The Marsico Investment Fund

August 17, 2007

THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund
Marsico Flexible Capital Fund
Marsico Global Fund
(the “Funds”)

P.O. Box 3210
Milwaukee, WI 53201-3210
888-860-8686

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 12, 2007

     THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (THE “BOARD”) OF THE MARSICO INVESTMENT FUND (THE “TRUST”), on behalf of its series named above (each a “Fund” and collectively the “Funds”) which is to be voted on at a special meeting of shareholders to be held at The Westin Tabor Center, 1672 Lawrence Street, Denver, Colorado, 80202 on October 12, 2007 at ____ a.m., Mountain Time, for the purpose set forth below and as described in greater detail in this Proxy Statement. The special meeting and any adjournment(s) or postponement(s) of the meeting are referred to in this Proxy Statement as the “Special Meeting.”

Proposal	Funds Affected
To approve a New Investment Advisory and Management Agreement between each Fund and Marsico Capital Management, LLC.	All Funds
To transact such other business as may properly come before the Special Meeting (including any adjournments or postponements thereof).	All Funds

     You are entitled to vote at the Special Meeting if you owned shares of any Fund at the close of business on July 26, 2007 (“Record Date”). The date of the first mailing of the Proxy Cards, the Questions & Answers statement and this Proxy Statement to shareholders will be on or about August 17, 2007.

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed but no instructions are given, such proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) deliver to the Funds a subsequently dated Proxy Card (by written proxy or through one of the appropriate websites), (2) call the toll-free number on your Proxy Card, (3) deliver to the Funds a written notice of revocation at the address stated above, or (4) otherwise give notice of revocation at the Special Meeting. In all cases, any action to revoke a proxy must be taken prior to the exercise of the authority granted in the proxy.

     The presence at the Special Meeting, in person or by proxy, of the holders of one-third (1/3) of the outstanding shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. The votes of each Fund of the Trust will be counted separately with respect to the approval of each Fund’s Investment Advisory and Management Agreement.

     If a shareholder wishes to participate in the Special Meeting, the shareholder may attend the Special Meeting in person whether or not the shareholder submitted the Proxy Card (or otherwise authorized the execution of a proxy by telephone or through the Internet).

     The most recent annual report of the Funds for the fiscal year ended September 30, 2006 and the most recent semi-annual report for the six-month period ended March 31, 2007 have been mailed previously to shareholders. If you would like to receive additional copies of these reports free of charge, please contact the Funds by writing to P.O. Box 3210, Milwaukee, WI 53201-3210 or by calling 1-888-860-8686. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

PROPOSAL 1 - ALL FUNDS

APPROVAL OF A NEW INVESTMENT ADVISORY
AND MANAGEMENT AGREEMENT FOR EACH FUND

Introduction

     Marsico Capital Management, LLC (“MCM”) acts as the investment adviser to and manager of each of the Funds pursuant to Investment Advisory and Management Agreements. With regard to each of the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund, each Agreement is dated January 2, 2001, as amended November 11, 2004. The Agreements for these four Funds were last approved by the Board of Trustees on November 8, 2006 and by shareholders, in accordance with the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), on November 9, 2000. The Agreements for each of the Flexible Capital Fund and Global Fund were initially approved by the Board of Trustees on November 8, 2006 and February 7, 2007, respectively and by the initial sole shareholder of the Funds on December 20, 2006 and June 25, 2007, respectively. The terms and conditions of each proposed Agreement are identical in all material respects to the terms and conditions of each existing Agreement. Each Agreement to which a Fund is currently a party will be referred to as the “Current Investment Advisory and Management Agreement.” In voting “For” or “Against” the Proposal, however, shareholders of each Fund must vote separately.

     On June 14, 2007, Thomas F. Marsico, MCM’s founder and Chief Executive Officer, and a company controlled by Mr. Marsico, entered into a definitive agreement with Bank of America Corporation (“BofA”) to buy back ownership of MCM from a BofA subsidiary. MCM had become a 50% owned subsidiary of BofA in 1999, and BofA acquired ownership of the remaining 50% of MCM in 2001. BofA’s interest in MCM is held through its ownership of Marsico Management Holdings, LLC. The transaction under which all interests in MCM will be repurchased from BofA is referred to herein as the “Transaction.”

     The Transaction will not change in any significant way MCM’s portfolio management team, other personnel, day-to-day operations, or the services that MCM provides to its clients, including the Funds. Thomas F. Marsico will continue to serve as Chief Executive Officer and Chief Investment Officer of MCM and as President and Chief Executive Officer of the Funds. Mr. Marsico and the other current portfolio managers of the Funds will continue to manage the Funds. The investment goals of the Funds will remain the same. The Transaction will have no effect on the number of shares you own or the value of those shares. The advisory fees payable by the Funds will not increase as a result of this Transaction.

     Consummation of the Transaction would constitute an “assignment,” as that term is defined in the 1940 Act, of each Fund’s Current Investment Advisory and Management Agreement with MCM. As required by the 1940 Act, each Current Investment Advisory and Management Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, shareholders of each Fund must approve a new investment advisory and management agreement (the “New Investment Advisory and Management Agreement”) between each Fund and MCM. An agreement is substantially the form of the New Investment Advisory and Management Agreement for each Fund is attached hereto as Exhibit A. A fee schedule for each of the Funds is attached hereto as Exhibit B. THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT FOR EACH FUND IS THE SAME IN EVERY MATERIAL RESPECT AS THAT FUND’S CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT.

     The material terms of the Current and the New Investment Advisory and Management Agreements are described under “Description of the Current and New Investment Advisory and Management Agreements” below.

Board of Trustees Recommendation

     On July 25, 2007, the Board of Trustees of the Funds, including the trustees who are not “interested persons” (as defined under the 1940 Act) (“Non-Interested Trustees”), voted to approve each New Investment Advisory and Management Agreement and to recommend their approval to shareholders.

     For information about the Board’s deliberations and the reasons for its recommendation, please see “Board of Trustees Evaluation” below.

     THE BOARD OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT APPLICABLE TO THEIR FUND(S).

Board of Trustees Evaluation

     At an in-person meeting of the Board held on July 25, 2007, Thomas F. Marsico and Christopher J. Marsico described the Transaction to the Board and the rationale and benefits thereof.

     At this meeting, the Board was provided with information concerning the New Investment Advisory and Management Agreements and was informed of the standards it should apply in determining whether to approve the Agreements. In advance of the meeting, the Non-Interested Trustees requested and received materials from MCM to assist them in considering the New Investment Advisory and Management Agreements. The information provided by MCM to the Board included a review of the Transaction and a discussion of how the Transaction would affect MCM’s ability to perform its duties as set forth in the New Investment Advisory and Management Agreements. The Board was also provided information with respect to the factors noted below, including updates on information provided at the most recent annual contract review, for which comparative information relating to performance, advisory fees and other expenses of the Funds, other funds sub-advised by MCM and non-fund advisory accounts of MCM had been provided and considered. The information also included confirmation by MCM that previously provided comparisons of the Funds with other MCM-advised funds and non-fund accounts of similar size and investment objectives in terms of fees and other expenses had not materially changed and that MCM anticipated no material changes to any Fund’s expense or fee structure as a result of the Transaction. MCM also confirmed that key aspects of its financial status were not expected to change greatly in the initial years following the completion of the Transaction. Information was also provided confirming that the Transaction would not result in any material changes to the investment approach of any Fund and would not result in any change to the portfolio managers of the Funds or to any service provider to the Funds. MCM confirmed that it would use its best efforts not to place an “unfair burden” on the Funds (as that term is used in Section 15(f) of the 1940 Act) as a result of the Transaction.

     In addition to the materials provided specifically for the analysis of the New Investment Advisory and Management Agreements, on an ongoing basis the Trustees receive information and reports from MCM and other service providers to the Funds on investment performance as well as operational, compliance and other matters.

     The Trustees engaged in a detailed discussion of the materials with representatives of MCM’s management team. The Non-Interested Trustees then met separately with independent counsel for a full review of the materials. Following this session, the full Board reconvened and approved the New Investment Advisory and Management Agreements with the Non-Interested Trustees voting separately.

     Discussion of Factors Considered

     In connection with the consideration of the New Investment Advisory and Management Agreements, the Trustees, including the Non-Interested Trustees, requested and received from MCM, and reviewed, a wide variety of information as noted above. The following is a summary of the Board’s discussion and views regarding certain factors relevant to their consideration of the New Investment Advisory and Management Agreements:

     1. Nature, Extent and Quality of Services

     The Non-Interested Trustees considered information they believed necessary to assess the on-going ability of MCM to provide advisory services to the Funds following the closing of the Transaction as well as the ongoing nature and quality of services expected to be provided to the Funds. They considered the details of the anticipated ownership structure of MCM generally and information about how MCM’s management and operations would be structured following the Transaction including whether, and if so how, MCM’s new ownership structure might affect MCM’s performance of services under the New Investment Advisory and Management Agreements. The Non-Interested Trustees considered the rationale presented concerning why Mr. Marsico and the management of MCM determined to enter into the Transaction, including the preference by MCM to ensure that it retained autonomy over all of its investment and operational decisions and how it would ensure that it controlled its further measured growth. The Non-Interested Trustees considered MCM’s representations that being an autonomous investment advisory firm may have benefits in the current industry climate and may allow MCM enhanced flexibility to attract and retain qualified and talented personnel as the result of gaining the ability to offer employees equity interests in the company that owns MCM. The Board members noted that the portfolio management team is not expected to change as a result of the Transaction and that research analysts supporting them are generally expected to remain the same. Moreover, the Board was informed that MCM did not expect any significant changes in non-investment personnel as a result of the Transaction. With regard to investing, MCM informed the Board members that, as a result of the Transaction, BofA would cease to be an affiliate of the Funds, which would permit the Funds greater flexibility to engage in transactions involving BofA or to invest in securities of BofA in appropriate circumstances.

     2. Investment Performance of the Funds and MCM

     The Non-Interested Trustees took note of their comprehensive review of the Funds’ short-term and long-term investment performance during the Board’s November 8-9, 2006 meeting, at which time the Board approved the continuance of the Current Investment Advisory and Management Agreements for the Funds existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Non-Interested Trustees had considered short-term and long-term investment performance for each such Fund over various periods of time as compared to both relevant equity indices and the performance of such Fund’s Lipper, Inc. peer group universe, and concluded that MCM was delivering satisfactory performance results consistent with the long-term investment strategies being pursued by the Funds. The Board members noted that, subsequently, they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, their benchmarks.

     3. Costs of Services and Profits Realized by MCM

     With regard to this factor, the Non-Interested Trustees took note of their comprehensive review of MCM’s profitability during the Board’s November 8-9, 2006 meeting at which time the Board approved the continuance of the Current Investment Advisory and Management Agreements for the Funds existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. The Non-Interested Trustees also reviewed information provided to them by MCM that described the anticipated effect the Transaction could have on MCM’s profitability. Among other factors, the Non-Interested Trustees noted MCM’s historical operating margin and MCM’s statement that it anticipated that key aspects of MCM’s financial status are not expected to change greatly in the initial years after the Transaction. The Non-Interested Trustees considered projections regarding MCM’s future profitability in determining whether to approve the New Investment Advisory and Management Agreements. The Board members were aware that it is not possible to predict with a high degree of certainty how MCM’s profitability might be affected by the Transaction, and they noted that this was a factor that would be evaluated on an annual basis.

     4. Extent of Economies of Scale as Funds Grow.

     With regard to this factor, the Non-Interested Trustees took note of their comprehensive review of economies of scale during the Board’s November 8-9, 2006 meeting at which time the Board approved the continuance of the Current Investment Advisory and Management Agreements for the Funds existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Non-Interested Trustees considered whether there have been economies of scale with respect to the management of each such Fund that has commenced operations and whether such Fund has appropriately benefited from any economies of scale. They noted that economies of scale may develop for certain Funds as their assets increase and their Fund-level expenses decline as a percentage of assets, but that Fund-level economies of scale may not necessarily result in MCM-level economies of scale. The Non-Interested Trustees agreed that it was possible that MCM-level expenses incurred in managing the Funds eventually may level off or decline as a percentage of management fees, especially if the assets of certain Funds continue to grow beyond certain thresholds. The Transaction is not expected to materially affect economies of scale.

     5. Whether Fee Levels Reflect Economies of Scale

     With regard to this factor, the Non-Interested Trustees took note of their comprehensive review of the reflection of economies of scale on fee levels during the Board’s November 8-9, 2006 meeting at which time the Board approved the continuance of the Current Investment Advisory and Management Agreements for the Funds existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Non-Interested Trustees considered whether the management fee rate is reasonable in relation to the asset size of each such Fund and any economies of scale that may exist. The Board members noted that the fee set forth in each Fund’s Investment Advisory and Management Agreement that would be payable by each Fund to MCM is not proposed to be changed and that MCM had agreed not to seek to increase the contractual management fees for two years after the Transaction, although MCM could reduce or terminate voluntary fee waivers and recoup advisory fees and/or other expenses previously waived. The Non-Interested Trustees noted that, effective November 11, 2004, at the behest of the Non-Interested Trustees and MCM, breakpoints had been introduced for the two larger Funds, the Focus Fund and the Growth Fund, for assets in excess of $3 billion in each Fund. Under the breakpoints, investment management fees are 0.85% per year of average daily net assets up to $3 billion in each of those two Funds, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund. In performing their analysis, the Non-Interested Trustees also took note of the small level of assets in the two most recently introduced Funds (the Flexible Capital Fund and Global Fund), as well as the fee waivers adopted under which MCM voluntarily agreed to temporarily limit fund expenses including advisory fees for these two Funds to 0.75% on an annual basis until at least December 31, 2007, subject to possible future recoupment of previously waived fees or other expenses under certain conditions. The Non-Interested Trustees agreed to continue to monitor whether any additional breakpoints for any of the Funds may be appropriate in the future.

     6. Other Relevant Considerations

     MCM Personnel and Methods. With regard to this factor, the Non-Interested Trustees took note of their comprehensive review of MCM personnel and methods during the Board’s November 8-9, 2006 meeting at which time the Board approved the continuance of the Current Investment Advisory and Management Agreements for the Funds existing as of that date pursuant to the requirements of Section 15(c) of the 1940 Act. The Non-Interested Trustees considered the size, education and experience of MCM’s staff. The Non-Interested Trustees also considered the character and amount of other incidental benefits received by MCM and its affiliates from its association with the Funds such as potential “fall-out” benefits that it may receive such as greater name recognition or increased ability to obtain research or brokerage services. The Non-Interested Trustees also considered MCM’s general investment methodology, including its combining of “top-down” economic analysis with “bottom up” stock selection. This two-pronged approach, considering both macro-economic factors, such as interest rates, inflation and the global competitive landscape, and seeking to identify individual companies with unique market presence and potential earnings growth that may not be recognized by the market at-large, was regarded by the Non-Interested Trustees as providing an overall risk-managed approach to effective stock selection. This overall strategy and MCM’s corporate culture was further viewed by the Non-Interested Trustees as facilitating the recruitment, training and retention of portfolio managers and other research and management personnel, and the Non-Interested Trustees also concluded that in each of these areas MCM was structured in such a way to support the high level of services being provided to the Funds. The Non-Interested Trustees also noted the appointment of A. Douglas Rao to manage the Flexible Capital Fund.

     The Non-Interested Trustees considered representations from MCM that there are no significant changes to personnel and management style contemplated as part of the Transaction and the potential positive effect that the Transaction might have on the recruitment and retention of personnel.

     In the course of these discussions, MCM advised the Non-Interested Trustees that it did not expect that the Transaction would have a material adverse effect on the operations of the Funds or their shareholders. MCM also noted that the Transaction does not contemplate any changes in the operations of the Funds. MCM pointed out that Thomas F. Marsico will continue to serve as Chief Executive Officer and Chief Investment Officer of MCM and as President and Chief Executive Officer of the Funds and that MCM will continue to provide the high quality of service it has provided in the past. MCM also noted that Mr. Marsico and the other current portfolio managers of the Funds will continue to manage the Funds.

     During the course of their deliberations, the Non-Interested Trustees considered the information provided by MCM. The Board also considered a variety of other factors, including the effect that the Transaction may have on MCM and its ability to perform its duties under the New Investment Advisory and Management Agreements; the nature, quality and extent of the services historically furnished by MCM to the Funds; the investment record of MCM in managing the Funds; comparative data as to investment performance, advisory fees and other fees, including expense ratios and the impact that the Transaction may have on them; possible benefits to MCM from serving as the investment adviser to the Funds; the financial resources and obligations of MCM; and the continuance of appropriate incentives to assure that MCM will continue to furnish high quality services to the Funds.

     The Non-Interested Trustees also considered that MCM has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Special Meeting of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to the Funds.

     Based on this review, and in light of the terms of the Transaction, the Non-Interested Trustees concluded that the terms of the New Investment Advisory and Management Agreements are fair and reasonable. In doing so, the Non-Interested Trustees relied on statements by MCM representatives that the Transaction would cause no reduction in the quality of services provided to the Funds. Thus, the Trustees of the Funds, including the Non-Interested Trustees, unanimously approved the New Investment Advisory and Management Agreements.

     The Board was advised that MCM intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser’s affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be “interested persons” of the investment company’s investment adviser or its predecessor adviser. The Board is currently in compliance with this provision of Section 15(f). Second, an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation arrangements are contemplated to occur as a result of the Transaction.

     Also, effective August ____, 2007, the Board appointed Mr. Christopher J. Marsico as an interested Trustee to the Trust. Mr. Marsico, Vice President and Treasurer of the Trust and President of MCM, is the brother of Thomas F. Marsico, the Chief Executive Officer and Chief Investment Officer of MCM and the President, Chief Executive Officer and a Trustee of the Trust.

Information Concerning the Transaction

     As explained above, on June 14, 2007, Thomas F. Marsico and Marsico Parent Company, LLC (the “Company”), a company controlled by Mr. Marsico, signed a definitive agreement to repurchase Marsico from BofA. (The Transaction also involves the acquisition of another company, Marsico Fund Advisors, LLC, which is not material to the Transaction.1) The Transaction is expected to close during the fourth quarter of 2007, and is subject to customary client consents and mutual fund shareholder approvals.

     Under pertinent agreements, the total cost of the Transaction to the Company, including fees and expenses, is expected to be approximately $2.7 billion. The Company, together with other holding companies in the new chain of ownership depicted in the attached Appendix 1 (consisting of Marsico Parent Holdco, LLC (“Holdco”) and Marsico Parent Superholdco, LLC (“Superholdco”) (together with the Company, the “Marsico Parent Companies”)), have engaged Goldman, Sachs & Co. (“Goldman”) and an affiliate, Goldman Sachs Credit Partners L.P. (“GSCP”), to provide committed financing for the Transaction.

     The financing to be arranged by GSCP and Goldman is expected to include a $25 million Revolving Credit Facility, and a $1.2 billion Senior Secured Term Loan (collectively the “Senior Secured Credit Facilities”) at the Company level.
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1

Marsico Fund Advisors, LLC (“MFA”) is the general partner of one investment product advised by MCM, the Marsico Focused Growth Fund, L.P. (“Commingled Fund”). As general partner in the Commingled Fund, MFA owns a small investment in the Commingled Fund, which represents MFA’s only current source of financial activity. This activity is not considered significant to the Transaction.

     In addition, the financing arranged by GSCP is expected to include the issuance by the Marsico Parent Companies of $1.350 billion of debt securities and preferred securities, as well as warrants for limited non-voting common equity interests representing up to 12% of the Superholdco common equity interests (together, the “Mezzanine Securities”).

     Another Goldman affiliate, Goldman Sachs Mezzanine Partners (“GSMP”), together with its affiliates, is expected to purchase and hold up to $550 million of the Mezzanine Securities. GSMP and its affiliates are thereby expected to acquire approximately 40% of the Mezzanine Securities themselves (representing approximately 20% of total funding for the Transaction). Through their anticipated $550 million investment in a portion of the Mezzanine Securities, GSMP and its affiliate would beneficially own, pursuant to their share of the warrants, less than 5% of the common equity interests of Superholdco (and indirectly of MCM).

     Goldman is expected to underwrite a private offering of the remaining approximately $800 million of Mezzanine Securities under Rule 144A under the Securities Act of 1933 to a small group of mezzanine investors that are qualified institutional buyers under Rule 144A. As noted above, the securities received by holders of Mezzanine Securities will include warrants for up to 12% of the common equity interests in Superholdco (less the interests owned by GSMP and its affiliates). The common equity interests in Superholdco that holders of Mezzanine Securities may acquire pursuant to the warrants will not be voting interests, and holders of Mezzanine Securities will not hold any board seats or have supervisory rights with regard to MCM.

     Finally, a company owned by Tom Marsico and MCM management is expected to contribute $150 million in return for voting common equity interests in Superholdco, giving Mr. Marsico and MCM management ownership of 88-100% of all common equity interests in Superholdco (and indirectly of MCM), depending on whether and when Mezzanine Securities holders exercise their warrants for up to 12% of common equity interests.

Other Business Relationships with Goldman Sachs

     As the result of trade execution decisions in the ordinary course of business, MCM has long used Goldman (along with many other broker-dealers) to provide routine brokerage execution services to MCM’s client accounts including the Funds. (These services have at times included the execution of large principal trades involving Goldman’s own capital, and the receipt of other client commission benefits.) Because of Goldman’s expertise and resources as a broker-dealer, MCM expects that after the Transaction, MCM will continue to use Goldman (as well as many other broker-dealers) to perform routine brokerage services for clients including the Funds from time to time (including the execution of occasional large principal trades involving Goldman’s own capital, and the receipt of other client commission benefits), provided that Goldman is able to continue to maintain the high level of services at reasonable cost that it has provided in the past. MCM has informed the Board that MCM’s routine use of Goldman (and other brokers) to provide brokerage services to clients including the Funds will not occur as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect MCM’s independent trade execution decisions in the ordinary course of business which MCM believes to be in the best interests of its clients.

     As the result of investment decisions in the ordinary course of business, MCM has periodically invested client account assets including Fund assets in shares of Goldman Sachs Group, Inc. (“GSG”), the parent company of Goldman and various affiliates, including at times during 2007 and prior years. MCM client accounts’ holdings in GSG’s stock have at times made those accounts in the aggregate among the largest investors in GSG. MCM expects that it may (or may not) continue to view investment in GSG’s common stock as an investment opportunity for its clients including the Funds, and may buy (or sell) shares of GSG’s common stock for client accounts from time to time as the result of investment decisions made in the ordinary course of MCM’s investment management process. MCM has informed the Board that decisions to buy or sell shares of GSG’s stock for client accounts including the Funds will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect MCM’s independent investment decisions in the ordinary course of business which MCM believes to be in the best interests of its clients.

     Also as the result of investment decisions in the ordinary course of business, MCM has from time to time purchased securities for clients in syndicated offerings underwritten by dealers that included Goldman. MCM expects that it will continue this practice in the future. MCM has informed the Board that decisions to purchase securities from underwriting syndicates that include Goldman will not be made as a result of the Transaction or because of the ownership by Goldman or its affiliates of interests in Marsico Parent Companies, but will reflect MCM’s independent investment decisions in the ordinary course of business which MCM believes to be in the best interests of its clients.

Description of the Current and New Investment Advisory and Management Agreements

     Each Fund’s New Investment Advisory and Management Agreement is identical to its Current Investment Advisory and Management Agreement in all material respects. Both the Current and New Investment Advisory and Management Agreements provide that, subject to the supervision of the Funds’ Board of Trustees, MCM will provide the Funds with continuing investment management services. MCM, as the investment adviser, manages the investment operations of the Funds and the composition of each Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with each Fund’s investment goals and policies. In so doing, MCM agrees to provide supervision of the Funds’ investments and to determine from time to time what investments or securities will be purchased, retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested in cash; act in conformity with the Funds’ Trust Instrument, By-Laws and Registration Statement (including the Prospectus), and with the instructions and directions of the Board of the Trust; conform and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations; maintain all books and records required to be maintained under the 1940 Act by an investment adviser to a registered investment company; render to the Board such periodic and special reports that the Board may reasonably request; and provide to the custodian of the Funds on each business day information relating to all transactions concerning the Funds’ assets.

     Further, MCM determines the securities to be purchased or sold by the Funds and places orders pursuant to its determinations with or through such brokers, dealers, or alternative trading systems (including electronic communications networks) (individually, a “broker” and collectively, “brokers”) in conformity with the brokerage policy described in the Funds’ Registration Statement and Prospectus or as the Board may direct from time to time.

In selecting a broker to execute each particular transaction, MCM takes a variety of factors into consideration, which may include, without limitation: the best execution available based on considerations including the net price and other factors; the commissions or spreads charged; the reliability, expertise, integrity and financial condition of the broker; the size of the order and difficulty in executing it; the possible availability of broker capital to assist in execution; block trading capability, the use of brokerage credits to reduce non-distribution-related administrative service expenses as contemplated in a Board-approved commission recapture program; and the value of the expected provision by the broker of client commission benefits such as research and brokerage services that may benefit the Fund or other clients of MCM.

     Under the Current and New Investment Advisory and Management Agreements, MCM agrees to pay the salaries and expenses of all of its personnel and all expenses incurred by it arising out of its duties under such Agreement. In return for the services provided by MCM as the investment adviser to the Funds, and the expenses it assumes under the Current Investment Advisory and Management Agreements, each Fund pays MCM an investment advisory fee. Under the Current and New Investment Advisory and Management Agreements, the advisory fee for each Fund other than the Focus Fund and the Growth Fund payable to MCM is 0.85% per year of that Fund’s average daily net assets. The advisory fee for the Focus Fund and the Growth Fund payable to MCM is 0.85% per year of that Fund’s average daily net assets up to $3 billion, and 0.75% per year of average daily net assets exceeding $3 billion. By separate written agreement (“Expense Limitation Agreement”), which has been approved by the Board of Trustees, MCM has voluntarily agreed to temporarily limit the total expenses of each Fund (excluding interest, taxes, acquired fund expenses, litigation, brokerage and extraordinary expenses) so that total expenses paid by the Focus Fund, the Growth Fund, the 21st Century Fund, the International Fund, the Flexible Capital Fund and the Global Fund do not exceed 1.60%, 1.50%, 1.50%, 1.60% 0.75% and 0.75% of their respective average daily net assets. The Expense Limitation Agreement remains in effect until December 31, 2007. To the extent that the total operating expenses accrued by a Fund during a month are less than the expense limitation set forth above, the Expense Limitation Agreement provides that MCM may recoup any previously waived amount from a Fund subject to certain conditions.

     During the fiscal year ended September 30, 2006, the fees paid to MCM under the Current Investment Advisory and Management Agreement amounted to $35,162,884 from the Focus Fund, and $20,132,147 from the Growth Fund, $4,802,010 from the 21st Century Fund and $3,585,790 from the International Opportunities Fund.2 The Flexible Capital Fund and the Global Fund commenced operations on December 29, 2006 and June 29, 2007, respectively.

     Under each Current Investment Advisory and Management Agreement, MCM is permitted to provide investment advisory services to other clients.

     Each Agreement may be terminated at any time, without payment of penalty, on 60 days’ written notice by the Board or by vote of holders of a majority of the outstanding voting securities of each Fund, or by MCM upon 90 days’ written notice. Each Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
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2	During the fiscal year ended September 30, 2006, MCM recovered previously waived fees of $101,374, from the International Opportunities Fund, pursuant to the Expense Limitation Agreement with the Fund. This fee reimbursement is not included in the $3,585,790 assessed for advisory services to that Fund.

     Each Current and New Investment Advisory and Management Agreement provides that MCM is not liable for any error of judgment, mistake of law, or any loss suffered by the Funds or Fund shareholders, in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MCM in the performance of its duties or from reckless disregard by MCM of its obligations and duties under the Agreements.

     MCM has acted as the investment manager for the Funds since the Focus Fund and Growth Fund commenced operations on December 31, 1997, the 21st Century Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, the Flexible Capital Fund commenced operations on December 29, 2006, and the Global Fund commenced operations on June 29, 2007. The Current Investment Advisory and Management Agreements for each of the Focus Fund, Growth Fund, 21st Century Fund and International Opportunities Fund are dated January 2, 2001, as amended November 11, 2004, and were last approved by the Board of Trustees at an in-person meeting held on November 8, 2006 and by shareholders, in accordance with the requirements of the 1940 Act, on November 9, 2000. They continue in effect until December 31, 2007. The Current Investment Advisory and Management Agreement for the Flexible Capital Fund is dated December 19, 2006 and was initially approved by the Board of Trustees at an in-person meeting held on November 8, 2006 and by the initial sole shareholder on December 20, 2006. It continues in effect until December 28, 2008. The Current Investment Advisory and Management Agreement for the Global Fund is dated June 25, 2007 and was initially approved by the Board of Trustees at an in-person meeting held on February 7, 2007 and by the initial sole shareholder on June 25, 2007. It continues in effect until June 28, 2009.

     While the New Investment Advisory and Management Agreements, as a contractual matter, would not be required to be renewed again for two years following their effectiveness, MCM and the Board have agreed that the New Investment Advisory and Management Agreements shall be subject to an annual review by the Board and shall continue from year-to-year thereafter, provided that they are specifically approved annually by (i) the vote of a majority of the Board of Trustees; or (ii) a vote of a “majority” (as defined by the 1940 Act) of each Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not “interested persons” of the Funds or MCM.

     In the event the shareholders of one ore more Funds do not approve the New Investment Advisory and Management Agreements, the Board would consider what action would be appropriate, including the re-solicitation of shareholders. In the interim, the Current Investment Advisory and Management Agreements would remain in full force and effect, and MCM may consider various alternatives that may or may not be available including possible termination of the Transaction.

Information About the Investment Adviser

     MCM was organized in September 1997 by Thomas F. Marsico as a registered investment adviser and is a Delaware limited liability company. In addition to advising the Funds, MCM provides investment services to other mutual funds, variable insurance funds, corporate retirement plans and other institutions, separately managed wrap accounts, and private accounts and, as of June 30, 2007, had approximately $94 billion under management. Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of MCM. Mr. Marsico also serves as President and as a Trustee of the Trust.

     MCM is an indirect, wholly-owned subsidiary of Bank of America Corporation (“BofA”), a Delaware corporation that is a bank holding company and a financial holding company headquartered in Charlotte, North Carolina and is located at 101 N. Tryon Street, Charlotte, North Carolina 28246.

     Following the Transaction, as described above under “Information Concerning the Transaction,” Mr. Marsico and other members of management of MCM and certain of their family members, through another company, would own at least 88% of the common equity interests of Superholdco (and indirectly of MCM). The remaining 12% of the common equity interests of Superholdco, would be subject to warrants held by certain other parties who purchased Mezzanine Securities as described above. The common equity interests in Superholdco that holders of Mezzanine Securities would acquire by exercising the warrants will not be voting interests, and Mezzanine Securities do not provide their holders with board seats or supervisory rights relating to MCM.

     Set forth in Exhibit C is certain information with respect to the executive officers and directors of MCM.

     Set forth in Exhibit D is certain information with respect to the other registered investment companies sub-advised by MCM that have investment objectives similar to the Funds. The services that MCM provides to these investment companies as a sub-adviser are far more limited in scope than the services that MCM provides to the Funds as their manager and principal investment adviser. A principal investment manager other than MCM typically charges management fees to these investment companies that include both sub-advisory fees paid to MCM and additional management fees paid to the principal manager.

     As of July 24, 2007, employees of MCM and their family members hold in the aggregate 47.28% of the shares of the Flexible Capital Fund and 27.62% of the shares of the Global Fund. These employees intend to vote those shares in favor of the New Investment Advisory and Management Agreements with regard to these Funds, which vote, in the case of the Flexible Capital Fund, may be sufficient to result in approval of the Agreement without the necessity of any other shareholders voting in favor of the proposal.

PROPOSAL 2 - ALL FUNDS

TRANSACT OTHER PROPER BUSINESS

Other Matters to Come Before the Special Meeting

     The purpose of this proposal is to authorize the Trust and the Board to transact such other business as may properly come before the Special Meeting (including any adjournments and postponements thereof). The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying Proxy Card will vote thereon in accordance with their judgment.

Proposals of Shareholders

     The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Proxy Statement relating to such meeting.

     Shareholders who wish to communicate with the Board about business matters relating to the Trust that are appropriate for the Board’s consideration should send communications to the attention of the Secretary of the Trust, 1200 17th Street, Suite 1600, Denver, CO 80202. Appropriate communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Board or its designee.

GENERAL INFORMATION ABOUT THE FUNDS

Administrator and Distributor

     UMB Fund Services, Inc., 803 W. Michigan Street, Suite A, Milwaukee, WI 53233 serves as the Funds’ administrator. UMB Distribution Services, LLC, located at the same address, serves as the Funds’ distributor.

Custodian

     State Street Bank and Trust Company, located at 225 Franklin Street, Boston MA 02110, acts as the custodian of each Fund’s assets.

Transfer Agent

     UMB Fund Services, Inc. acts as transfer agent for shares of the Funds.

VOTING INFORMATION

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Special Meeting, Questions & Answers statement and Proxy Card, is first being mailed to shareholders of the Trust on or about August 17, 2007. Only shareholders of record as of the close of business on the Record Date, July 26, 2007, will be entitled to notice of, and to vote at, the Special Meeting (including any adjournments or postponements thereof). If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposals. A proxy may be revoked at any time before or at the Special Meeting by delivering to the Funds a subsequently dated Proxy Card (by written proxy or through one of the appropriate websites), by calling the toll-free number listed on the Proxy Card, by providing other written notice of revocation to the Funds, or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR the approval of the investment advisory and management agreements.

Quorum and Voting Requirement

     The presence at the Special Meeting, in person or by proxy, of the holders of one-third (1/3) of the outstanding shares of each Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

     The votes of each Fund of the Trust will be counted separately with respect to the approval of each Fund’s Investment Advisory and Management Agreement. The Proposal requires the affirmative vote of a “majority of the outstanding shares” of each Fund. The term “majority of outstanding shares,” as defined by the 1940 Act and as used in this Proxy Statement with respect to each Fund, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

PROXY SOLICITATION

     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by electronic means, letter, telephone, or fax, will be borne by MCM. MCM has also undertaken to pay the costs of holding the Special Meeting as well as certain other costs associated with the Transaction, including the related fees and expenses of legal counsel to the Funds. In addition to proxy solicitation efforts by Broadridge Financial Solutions, Inc. as discussed below, certain officers and representatives of the Trust, officers and employees of the Adviser, or other service providers to the Trust, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by mail, electronically, or by telephone, fax or personally.

     Broadridge Financial Solutions, Inc. has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of the Funds may receive a letter or telephone call from a representative of Broadridge if their votes have not yet been received. Authorization to permit Broadridge to execute proxies may be obtained by various means including telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically or by any other appropriate means will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and complete mailing address on the account to confirm that the shareholder has received the Proxy Statement and Proxy Card and that they were mailed to the correct address. If the information solicited agrees with the information provided to Broadridge, the Broadridge representative has the responsibility to explain the process, read the proposals listed on the Proxy Card, and ask for the shareholder’s instructions on such proposals. The Broadridge representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Broadridge representative will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent by mail a confirmation of his or her vote and the shareholder will be asked to call immediately if his or her instructions are not correctly reflected in the confirmation.

     If a shareholder elects to vote by electronic proxy, the shareholder may access the Trust’s website at www.marsicofunds.com (if Shares were purchased directly from the Funds), or at the website listed on the Proxy Card (if Shares were purchased through a financial advisor or other intermediary). The shareholder will be prompted to provide the 12-digit control number provided on the proxy ballot. If this information has been correctly entered, the Shareholder will be provided with an online explanation of the process and a recitation of the proposals listed on the Proxy Card. The Shareholder will then have the opportunity to give his or her instructions on such proposals. Upon completion of voting, the shareholder may elect to receive an electronic confirmation of the vote by providing his or her email address.

     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy telephonically or electronically, the shareholder may still submit the Proxy Card originally sent with the Proxy Statement or attend in person. Should the shareholder require additional information regarding the proxy or a replacement Proxy Card, the shareholder may contact the Marsico Funds toll-free at 888-860-8686. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.

ADJOURNMENTS

     In the event that sufficient votes to constitute a quorum or approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the respective Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals and will vote against such adjournment those proxies to be voted against the proposals.

EFFECT OF ABSTENTIONS AND BROKER NON-VOTES

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Funds from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter itself. Accordingly, shareholders who purchased their shares through brokers or other financial intermediaries are urged to forward their voting instructions promptly.

     Abstentions will have the effect of a “no” vote on the proposals. Broker non-votes will have the effect of a “no” vote on the proposals where a vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of a Fund. Broker non-votes will not constitute “yes” or “no” votes and will be disregarded in determining the voting securities “present” if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of each Fund present at the Special Meeting.

SHARE INFORMATION

     Holders of record of shares of the Marsico Focus Fund, Marsico Growth Fund, Marsico 21st Century Fund, Marsico International Opportunities Fund, Marsico Flexible Capital Fund and Marsico Global Fund at the close of business on the Record Date will be entitled to one vote per share for that Fund on all business to be conducted at the Special Meeting. The number of shares outstanding as of the Record Date was 236,914,857.222 for the Marsico Focus Fund, 132,813,849.964 for the Marsico Growth Fund, 125,873,060.840 for the Marsico 21st Century Fund, 41,093,132.839 for the Marsico International Opportunities Fund, 2,341,161.723 for the Marsico Flexible Capital Fund and 1,941,554.424 for the Marsico Global Fund.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of each of the Funds as of the Record Date, please refer to Exhibit E.

Appendix 1

REPURCHASE OF MARSICO CAPITAL MANAGEMENT, LLC (“MCM”)
FROM BANK OF AMERICA CORPORATION